                                                                    EXHIBIT 10.2


                                                 ALLSTATE LIFE INSURANCE COMPANY
                                                                 LOAN NO. 121977






                      DEED OF TRUST, ASSIGNMENT OF LEASES,

                     RENTS AND CONTRACTS, SECURITY AGREEMENT

                                       AND

                                 FIXTURE FILING

                                     BETWEEN

             ROYAL BODYCARE, INC., A NEVADA CORPORATION, AS TRUSTOR,

                           ROBIN R. GREEN, AS TRUSTEE


                                       AND

                 ALLSTATE LIFE INSURANCE COMPANY, AS BENEFICIARY





                           DATED: March 16, 2001

                           LOAN AMOUNT: $3,000,000.00

                           PROPERTY ADDRESS:
                           2301 Crown Court
                           Irving, TX 75038
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                                TABLE OF CONTENTS


                                                                                                       Page
ARTICLE 1 - COVENANTS OF TRUSTOR ...................................................................      5
    Section 1.1 - Performance of Obligations Secured ...............................................      5
    Section 1.2 - Insurance ........................................................................      5
    Section 1.3 - Condemnation .....................................................................      6
    Section 1.4 - Damage to Property ...............................................................      7
    Section 1.5 - Escrow Fund for Condemnation and Insurance Proceeds ..............................      9
    Section 1.6 - Taxes, Liens and other Items .....................................................     10
    Section 1.7 - Assignment of Leases, Contracts, Rents and Profits ...............................     11
    Section 1.8 - Acceleration Upon Sale or Encumbrance ............................................     15
    Section 1.9 - Preservation and Maintenance of Property .........................................     15
    Section 1.10 - Offset Certificates .............................................................     16
    Section 1.11 - Trustee's Costs and Expenses ....................................................     16
    Section 1.12 - Protection of Security; Costs and Expenses ......................................     16
    Section 1.13 - Trustor's Covenants Respecting Collateral .......................................     17
    Section 1.14 - Covenants Regarding Financial Statements ........................................     19
    Section 1.15 - Environmental Covenants .........................................................     20
ARTICLE 2 - EVENTS OF DEFAULT ......................................................................     21
    Section 2.1 - Monetary and Performance Defaults ................................................     21
    Section 2.2 - Bankruptcy, Insolvency, Dissolution ..............................................     22
    Section 2.3 - Misrepresentation ................................................................     22
    Section 2.4 - Default under Subordinate Loans ..................................................     22
ARTICLE 3 - REMEDIES ...............................................................................     22
    Section 3.1 - Acceleration .....................................................................     22
    Section 3.2 - Entry ............................................................................     23
    Section 3.3 - Judicial Action ..................................................................     24
    Section 3.4 - Non-Judicial .....................................................................     24
    Section 3.5 - Posting ..........................................................................     24
    Section 3.6 - Statutes .........................................................................     25
    Section 3.7 - Installment Sale .................................................................     26
    Section 3.8 - Rescission of Notice of Default ..................................................     26
    Section 3.9 - Beneficiary's Remedies Respecting Collateral .....................................     26
    Section 3.10 - Proceeds of Sales ...............................................................     27
    Section 3.11 - Condemnation and Insurance Proceeds .............................................     27
    Section 3.12 - Waiver of Marshalling, Rights of Redemption, Homestead, Valuation and Notice ....     27
    Section 3.13 - Remedies Cumulative .............................................................     28
    Section 3.14 - Recourse ........................................................................     28
ARTICLE 4 - MISCELLANEOUS ..........................................................................     29
    Section 4.1 - Severability .....................................................................     29
    Section 4.2 - Certain Charges and Brokerage Fees ...............................................     29
    Section 4.3 - Notices ..........................................................................     29

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
    Section 4.4 - Trustor Not Released; Certain Trustee Acts .......................................     31
    Section 4.5 - Inspection .......................................................................     31
    Section 4.6 - Release or Cancellation ..........................................................     31
    Section 4.7 - Statute of Limitations ...........................................................     32
    Section 4.8 - Interpretation ...................................................................     32
    Section 4.9 - Captions .........................................................................     32
    Section 4.10 - Consent .........................................................................     32
    Section 4.11 - Delegation to Subagents .........................................................     32
    Section 4.12 - Successors and Assigns ..........................................................     32
    Section 4.13 - Governing Law ...................................................................     33
    Section 4.14 - Substitution of Trustee .........................................................     33
    Section 4.15 - Changes in Taxation .............................................................     34
    Section 4.16 - Maximum Interest Rate ...........................................................     34
    Section 4.17 - Time of Essence .................................................................     34
    Section 4.18 - Reproduction of Documents .......................................................     34
    Section 4.19 - No Oral Modifications ...........................................................     35
    Section 4.20 - Trustee Provisions ..............................................................     35

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            DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


           THIS DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS, SECURITY AGREEMENT AND FIXTURE FILING is made as of March 16, 2001, from ROYAL BODYCARE, INC., a Nevada corporation, whose mailing address is 2301 Crown Court, Irving, Texas 75038 (herein "Trustor") to ROBIN R. GREEN, a Texas resident, whose mailing address is c/o Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201-4675 (herein "Trustee"), in favor of ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation, whose mailing address is Allstate Plaza South, 3075 Sanders Road, Suite G5C, Northbrook, Illinois, 60062 (herein "Beneficiary").

           TRUSTOR, in consideration of the indebtedness herein recited and the trust herein created, hereby irrevocably grants, conveys, transfers and assigns to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's estate, right, title and interest in, to and under that certain real property located in Dallas County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land");

           TOGETHER with all of Trustor's now or hereafter acquired estate, right, title and interest in, to and under all buildings, structures, improvements and fixtures now existing or hereafter erected on the Land and all right, title and interest, if any, of Trustor in and to: the streets and roads, opened or proposed, abutting the Land to the center lines thereof, and strips within or adjoining the Land, the air space and right to use said air space above the Land, all rights of ingress and egress on or within the Land, all easements, rights and appurtenances thereto or used in connection with the Land, including, without limitation, all lateral support, alley and drainage rights, all revenues, income, rents, cash or security deposits, advance rental deposits, and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject however to the rights and authorities given herein to Trustor to collect and apply such revenues, and other benefits), all interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, and water stock, all options to purchase or lease, all development or other rights relating to the Land or the operation thereof, or used in connection therewith, including all Trustor's right, title and interest in all fixtures, attachments, partitions, machinery, equipment, building materials, appliances and goods of every nature whatever now or hereafter located on, or attached to, the Land, all of which, including replacements and additions thereto, shall, to the fullest extent permitted by law and for the purposes of this Deed of Trust, be deemed to be real property and, whether affixed or annexed thereto or not, be deemed conclusively to be real property; and Trustor agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Beneficiary to confirm the legal operation and effect of this Deed of Trust on any of the foregoing. All of the foregoing property described in this section (the "Improvements") together with the Land, shall be hereinafter referred to as the "Property").

           TOGETHER with all of Trustor's now existing or hereafter acquired right, title and interest in the following:

                  A. All equipment, fixtures, inventory, goods, instruments, appliances, furnishings, machinery, tools, raw materials, component parts, work in progress and materials, and all other tangible personal property of whatsoever kind, used or consumed in the improvement, use or enjoyment of the Property now or any time hereafter owned or acquired by Trustor, wherever located and all products thereof whether in possession of Trustor or whether located on the Property or elsewhere;

                  B. To the extent such general intangibles are assignable, all general intangibles relating to design, development, operation, management and use of the Property, including, but not limited to, (1) all names under which or by which the Property may at any time be owned and operated or any variant thereof, and all goodwill in any way relating to the Property and all service marks and logotypes used in connection therewith, (2) all permits, licenses, authorizations, variances, land use entitlements, approvals, consents, clearances, and rights obtained from governmental agencies issued or obtained in connection with the Property, (3) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the construction, use, occupation or operation of the Property, (4) all materials prepared for filing or filed with any governmental agency, and (5) the books and records of Trustor relating to construction or operation of the Property;

                  C. All shares of stock or partnership interest or other evidence of ownership of any part of the Property that is owned by Trustor in common with others, including all water stock relating to the Property, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property provided, however, that the foregoing shall not include any ownership interests in the Trustor;

                  D. All accounts, deposit accounts, tax and insurance escrows held pursuant to this Deed of Trust, accounts receivable, instruments, documents, documents of title, general intangibles, rights to payment of every kind, all of Trustor's rights, direct or indirect, under or pursuant to any and all construction, development, financing, guaranty, indemnity, maintenance, management, service, supply and warranty agreements, commitments, contracts, subcontracts, insurance policies, licenses and bonds now or anytime hereafter arising from construction on the Land or the use or enjoyment of the Property to the extent such are assignable; and

                  E. All condemnation proceeds and insurance proceeds related to the Property.

           TOGETHER with all additions to, substitutions for and the products of all of the above, and all proceeds therefrom, whether cash proceeds or noncash proceeds, received when any such property (or the proceeds thereof) is sold, exchanged, leased, licensed, or otherwise disposed of, whether voluntarily or involuntarily. Such proceeds shall include any of the foregoing specifically described property of Trustor acquired with cash proceeds. Together with, and without limiting

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
the above items, all Goods, Accounts, Documents, Instruments, Money, Chattel Paper and General Intangibles arising from or used in connection with the Property, as those terms are defined in the Uniform Commercial Code from time to time in effect in the State of Texas. (All of the foregoing including such products and proceeds thereof, are collectively referred to as "Collateral".)

           Notwithstanding anything to the contrary set forth herein, it is agreed that the Property and Collateral described in and encumbered by this instrument specifically does not include, and the Beneficiary/Secured Party is neither granted nor shall it possess or claim, any interest in and to any of the following properties and/or assets of Trustor/Debtor (provided, however, that Trustor/Debtor hereby covenants and agrees that no pledges or security interests in respect to the following-described items shall be granted or encumber the following-described items other than purchase money security interests, vendor's liens and/or first lien financing with respect to such items):

         (a) Any and all furniture, trade fixtures, equipment, records, intangible property rights and other personal property of Trustor/Debtor which is not affixed to the Land or the Improvements (including, without limitation, the various items listed on Schedule 1 attached hereto and made a part hereof for all purposes);

         (b) Any and all revenues and income earned, received and/or realized by Trustor/Debtor in the ordinary course of its business (as distinguished from any revenues or income received from the lease, sale or other transfer or conveyance of the Land or Improvements or either of same);

         (c) All accounts and contract rights of Trustor/Debtor arising in the ordinary course of its business;

         (d) All general intangibles of the Trustor/Debtor;

         (e) All inventory of the Trustor/Debtor; and

         (f) All leased furniture, trade fixtures, equipment and other leased personal property of Trustor/Debtor.

           The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Property. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the applicable provisions of the Uniform Commercial Code of the State of Texas and Exhibit B attached hereto and made a part hereof. This filing is to be recorded in the real estate records of the appropriate city, town or county in which the Property is located. In that regard, the following information is provided:


               Names of Debtor:               ROYAL BODYCARE, INC.
                                              a Nevada corporation

               Address of Debtor:               See Section 4.3 hereof

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
               Name of Secured Party:         ALLSTATE LIFE INSURANCE COMPANY,
                                              an Illinois insurance corporation

               Address of Secured Party:        See Section 4.3 hereof.



           Trustor warrants and agrees that there is no financing statement covering the foregoing Collateral, the Property, or any part thereof, on file in any public office.

           TO HAVE AND TO HOLD the Property and Collateral hereby conveyed or mentioned and intended so to be, unto Trustee and to his substitutes or successors forever, and Trustor does hereby bind itself, its successors and assigns to warrant and forever defend, all and singular, the Property unto the Trustee, his successors and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Trustor, but not otherwise, subject only to the specific matters, if any, set forth on Exhibit C attached hereto.

           HOWEVER, THIS IS A DEED OF TRUST, AND THIS CONVEYANCE IS MADE IN TRUST FOR THE FOLLOWING USES AND TRUST, AND FOR NO OTHER PURPOSES, AND FOR THE PURPOSE OF SECURING, IN SUCH ORDER OF PRIORITY AS BENEFICIARY MAY ELECT:

                  A. The repayment of the indebtedness evidenced by that certain Mortgage Note ("Note") of even date herewith with a maturity date of April 1, 2019 executed by Trustor and CLINTON H. HOWARD and payable to the order of Beneficiary, in the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) with interest thereon, as provided therein and all late charges, loan fees, commitment fees, Prepayment Premiums (as described in the Note), and all extensions, renewals, modifications, amendments and replacements thereof;

                  B. The payment of all other sums which may be advanced by or otherwise be due to Trustee or Beneficiary under any provision of this Deed of Trust or under any other instrument or document referred to in clause C. below, with interest thereon at the rate provided herein or therein;

                  C. The performance of each and every covenant and agreement of Trustor contained (1) herein, in the Note, or in any note evidencing a Future Advance (as hereinafter defined), and (2) in the obligations of Trustor upon any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements (the foregoing shall not include the Commitment Letter between Trustor and Beneficiary), assignments (both present and collateral) and all instruments of indebtedness or security now or hereafter executed by Trustor in connection with any indebtedness referred to in clauses A., B., or D. of this section or for the purpose of supplementing or amending this Deed of Trust or any instrument secured hereby (all of the foregoing in this clause C., as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as "Related Agreements") and all costs and expenses, including reasonable attorneys' fees actually incurred by Beneficiary with

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
respect to all such documents, including, without limitation, the negotiation and drafting of any loan settlement or workout agreement; and

                  D. The repayment of any other loans or advances, with interest thereon, hereafter made to Trustor (or any successor in interest to Trustor as the owner of the Property or any part thereof) by Beneficiary when the promissory note evidencing the loan or advance specifically states that said note is secured by this Deed of Trust, together with all extensions, renewals, modifications, amendments and replacements thereof (herein and in the Related Agreements "Future Advance").


                                   ARTICLE 1
                              COVENANTS OF TRUSTOR

           To protect the security of this Deed of Trust, Trustor covenants and agrees as follows:

         Section 1.1__________Performance of Obligations Secured. Trustor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, the principal of and interest on any Future Advance, any Prepayment Premium and late charges provided for in the Note or in any note evidencing a Future Advance, and shall further perform fully and in a timely manner all other obligations of Trustor contained herein or in the Note or in any note evidencing a Future Advance or in any of the Related Agreements.

         Section 1.2 Insurance. For all times during the period there remains any indebtedness under the Note, or any and all other indebtedness (including without limitation Future Advances) secured by this Deed of Trust, Trustor shall keep the Property insured against all risks or hazards as Beneficiary may require. Such insurance shall be in policy form, amount and coverage satisfactory to Beneficiary, including, but not limited to:

                  A. Fire and extended coverage property damage insurance, including, but not limited to all risk insurance, in an amount equal to the full replacement value of the Improvements, without coinsurance or deducting for depreciation, containing a waiver of subrogation clause and a deductible amount acceptable to Beneficiary;

                  B. Public liability insurance, in such form, amount and deductible satisfactory to Beneficiary, and naming Beneficiary c/o Beneficiary's servicing agent, if any, as additional insured covering Beneficiary's interest in the Property;

                  C. Business interruption or rent loss insurance endorsement in an amount at least equal to 100% of the sum of: annual debt service on the Note, the annual debt service on any other financing permitted by Beneficiary, ground rents, if any, and operating expenses, including, without limitation, real estate taxes and assessments and insurance, for the Property;

                  D. Flood insurance required by and obtainable through the National Flood Insurance Program sufficient to cover any damage which may be anticipated in the event of flood

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
unless Trustor has provided Beneficiary evidence satisfactory to Beneficiary that no portion of the Property is located within the boundaries of the 100 year flood plain;

                  E. "Dram shop" insurance if alcoholic beverages are sold on the Property;

                  F. Boiler and machinery insurance when risks covered thereby are present and Beneficiary requires such insurance; and

                  G. Earthquake insurance if Beneficiary requires such insurance.

The insurance coverages described in subsections A., C., D., F., and G. above shall name Beneficiary c/o Beneficiary's servicing agent, if any, under a standard noncontributory mortgagee clause or otherwise directly insure Beneficiary's interest in the Property. All losses under said insurance shall be payable to Beneficiary in the manner provided in Sections 1.4 and 1.5 hereof. All policies of insurance required under this Section 1.2 shall be with a company or companies with a policy rating of A and financial rating of at least Class X in the most current edition of Best's Insurance Reports and authorized to do business in the state in which the Property is located. All policies of insurance shall provide that they will not be canceled or modified without thirty (30) days' prior written notice to Beneficiary. True copies of the above mentioned insurance policies or evidence of such insurance (in the form of Accord Form 27) satisfactory to Beneficiary shall be delivered to and held by Beneficiary. True copies of all renewal and replacement policies or evidences of such insurance forms (Accord Form 27) thereof shall be delivered to Beneficiary at least fifteen (15) days before the expiration of the expiring policies. If any renewal or replacement policy is not obtained as required herein, Beneficiary is authorized to obtain the same in Trustor's name and at Trustor's expense. Beneficiary shall not by the fact of failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

         Section 1.3 Condemnation.

                  A. Immediately upon obtaining knowledge of the commencement or threat of any action in connection with (1) any condemnation, (2) any other taking of the Property or any part thereof by any public authority or private entity having the power of eminent domain, or (3) any conveyance in lieu of such condemnation or taking of the Property or any part thereof ("Condemnation"), Trustor shall notify Beneficiary in writing but in no event later than ten (10) days after Trustor obtains knowledge of the commencement of or threat of a Condemnation. Beneficiary shall have the right, but not the obligation, to participate in any proceedings relating to any Condemnation and may, in its reasonable discretion, consent or withhold its consent to any settlement, adjustment, or compromise of any claims arising from the Condemnation and no such settlement, adjustment or compromise shall be final or binding upon Beneficiary without Beneficiary's prior consent which consent shall not be unreasonably withheld, conditioned or delayed.

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
                  B. If all or part of the Property is taken by Condemnation and Beneficiary in its reasonable judgment determines that the remainder of the Property, if any, cannot be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then all proceeds of the Condemnation ("Condemnation Proceeds") shall be paid over to Beneficiary and shall be applied first toward reimbursement of the actual costs and expenses (including reasonable attorneys' fees) of Beneficiary, if any, in connection with the recovery of such Condemnation Proceeds, and then, in the sole and absolute discretion of Beneficiary and without regard to the adequacy of its security under this Deed of Trust, shall be applied against all amounts due herein under the Note and any remaining Condemnation Proceeds shall be released to the Trustor. Any prepayment of the Note under this Section 1.3(B) shall not be subject to the Prepayment Premium or the No-Prepayment Period; however, any partial prepayment shall not entitle Trustor to prepay the portion of the Note remaining unpaid after application of the Condemnation Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein.

                  C. If less than all of the Property is taken by Condemnation and Beneficiary in its reasonable judgment determines that the remainder of the Property can be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then Trustor shall diligently restore the Property to a condition and use as close as possible to its condition immediately prior to the Condemnation and all Condemnation Proceeds shall be made available to Trustor for such restoration. If the estimated cost of restoration, as reasonably determined by Beneficiary, is equal to or less than $50,000, all Condemnation Proceeds shall be released directly to Trustor for restoration of the Property. If the estimated cost of restoration exceeds $50,000, all Condemnation Proceeds shall be deposited into an escrow fund in accordance with Section 1.5 below. Beneficiary shall have the right to obtain an opinion of an independent contractor or engineer reasonably satisfactory to Beneficiary, at Trustor's expense, to estimate the cost to restore the remaining portion of the Property. If the amount of the Condemnation Proceeds is not sufficient to restore the Property based on the opinion of an independent contractor or engineer, subject to revision as restorations are made, Trustor shall be obligated to pay the difference toward the restoration of the Property.

                  D. If an Event of Default exists at any time from the time of a Condemnation through the completion of restoration and payment of any Condemnation Proceeds, the use of the Condemnation Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then, the Condemnation Proceeds shall be held by Beneficiary or in the Escrow Fund (as defined below), as applicable, pending cure of such event.

         Section 1.4 Damage to Property.

                  A. Promptly upon obtaining knowledge of any damage to the Property or any part thereof with an estimated cost of restoration in excess of $5,000, but in no event later than five (5) days after Trustor obtains such knowledge, Trustor shall notify Beneficiary of such damage in writing. Trustor shall diligently restore the Property to the same condition that existed

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
immediately prior to the damage whether or not insurance proceeds are sufficient for such restoration. All proceeds of any insurance on the Property ("Insurance Proceeds") received by Trustor shall be applied to such restoration. Beneficiary shall have the right to obtain an opinion of an independent contractor or engineer reasonably satisfactory to Beneficiary, at Trustor's expense, to estimate the cost to restore the Property to its original condition, which opinion may be revised as restorations are made. If the amount of the insurance proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion, subject to revision as restorations are made, Trustor shall be obligated to pay the difference toward the restoration of the Property.

                  B. If the estimated cost of restoration is equal to or less than $50,000, Trustor shall promptly settle and adjust any claims under the insurance policies which insure against such risks and, upon receipt of the Insurance Proceeds, Trustee and Beneficiary shall deliver such to Trustor for use in restoration of the Property.

                  C. If the estimated cost of restoration is greater than $50,000, Beneficiary shall have the right, but not the obligation, to participate in the settlement of the insurance claims and may, in its reasonable discretion, consent or withhold its consent to any settlement, adjustment, or compromise of such insurance claims and no such settlement, adjustment, or compromise shall be final or binding upon Beneficiary without its prior consent (which consent shall not be unreasonably withheld, delayed or conditioned). Upon settlement of insurance claims in excess of $50,000 and if Trustor can demonstrate to the reasonable satisfaction of Beneficiary that the projected ratio of Net Operating Income, as defined below, to annual debt service due under the Note and any other notes secured by the Property ("Debt Coverage Ratio") will be at least 105% for the twelve months immediately following reconstruction of the Property, the insurance proceeds shall be deposited into an escrow fund in accordance with Section 1.5 below.

As used in this Deed of Trust, "Net Operating Income" shall mean:

                           (i) all gross receipts received or anticipated (as
may be applicable) from tenants in the Property and paying rent under leases in effect during the applicable twelve month period, calculated on a cash basis which reflects only the income actually received during the previous twelve-month period as of the date of such calculation, and any income anticipated to be received during the following twelve-month period based on leases in effect as of the date of calculation, for such time as those leases are contracted to remain in effect without expiration by their terms or optional termination by the tenant (unless the tenant has waived its termination rights in writing or the term of the lease has been extended in writing), including without limitation all amounts to be received from tenants as payment of operating expenses but not including refundable deposits, lease termination payments, excess tenant improvement and leasing commission payments included as additional rent, principal or interest payments received by Trustor on loans to tenants and fees and reimbursements for work performed for tenants by Trustor, less:

                           (ii) all amounts, calculated on a cash basis, for the
operation or maintenance of the Property for the applicable twelve-month period, including ground rents, the

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
cost of property management (which shall be no less than 3% of gross collections), maintenance, cleaning, security, landscaping, parking maintenance and utilities, and other costs and expenses approved in writing by Beneficiary and amounts reasonably estimated by Beneficiary for the payment of real estate taxes and assessments and other taxes related to the operation of the Property, insurance premiums, necessary repairs and future replacements of equipment; payments under the Note shall not be included in Net Operating Income.

                  D. If in the reasonable judgment of Beneficiary the conditions of Section 1.4(C) cannot be satisfied, then at any time from and after the occurrence of the damage, upon written notice to Trustor, Beneficiary may declare the entire balance of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Deed of Trust, without any Prepayment Premium, to be immediately due and payable, and all insurance proceeds shall be applied by Beneficiary first to the reimbursement of any costs or expenses incurred by Beneficiary in connection with the damage or the determination to be made hereunder, and then to the payment of the indebtedness secured by this Deed of Trust in such order as Beneficiary may determine in its sole discretion.

                  E. If an Event of Default exists at any time from the time of damage through the completion of restoration and the final release of any Insurance Proceeds to Trustor, the use of the Insurance Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then the Insurance Proceeds shall be held by Beneficiary or in the Escrow Fund, as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period.

         Section 1.5 Escrow Fund for Condemnation and Insurance Proceeds.

                  A. In the circumstances indicated above in subsections 1.3(C) and 1.4(C), all Condemnation Proceeds and Insurance Proceeds shall be deposited in an interest bearing escrow fund ("Escrow Fund"). The escrow agent and the form of the escrow agreement shall be reasonably satisfactory to Beneficiary and Trustor. The costs and fees of such escrow agent shall be paid by Trustor. If the amount of the Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion obtained by Beneficiary at Trustor's expense, subject to revision as restorations are made, Trustor shall be obligated to deposit in the Escrow Fund the difference between the contractor's or engineer's estimate and the amount of the Proceeds or deliver to the escrow agent an irrevocable, unconditional letter of credit issued in the amount of such difference in a form and by a financial institution reasonably acceptable to Beneficiary or other cash equivalent acceptable to Beneficiary. The Trustor's funds, if necessary, and the Proceeds shall be deposited into the Escrow Fund and shall not be released by the escrow agent unless used to restore the Property to its condition immediately prior to the occurrence of such condemnation or damage and unless a disbursement agent satisfactory to Beneficiary and Trustor approves such disbursements from time to time. The escrow agreement shall provide that the escrow agent shall only disburse funds to Trustor so long as the restoration work is being diligently performed by Trustor and only after (1) Beneficiary has approved the plans and specifications for the restoration of the Property (which approval shall not be unreasonably withheld, conditioned or delayed); (2) Trustor has executed a contract acceptable to Beneficiary with a general contractor reasonably acceptable to Beneficiary for the restoration of the Property; (3) the general contractor has submitted lien waivers and/or releases, executed by the general contractor and all subcontractors which may be partial to the extent of partial payments and which, in the case of releases, may be contingent upon payment if the escrow agent makes payment directly to such contractor or subcontractor; (4) Trustor has furnished Beneficiary with an endorsement to its title policy showing no additional exceptions (other than those approved by Beneficiary) or if such endorsement is not available, a new mortgagee policy of title insurance showing no additional exceptions (other than those approved by Beneficiary); and (5) Trustor has submitted such other documents and information as may be requested by Beneficiary to determine that the work to be paid for has been performed in accordance with the plans and specifications approved by Beneficiary. If any requisition for payment of work performed is for an amount which would result in the remaining balance of the Escrow Fund to be insufficient to complete the remainder of the restoration, Trustor shall advance the requisite amount in cash to the Escrow Fund immediately upon written request from the disbursement agent or Beneficiary.

                  B. Any Condemnation Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent shall be paid first, to Trustor to the extent of any funds of Trustor's contributed to the restoration pursuant to Section 1.5, provided there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default, and thereafter at Beneficiary's option, any remaining Condemnation Proceeds may be applied to the partial payment or prepayment of the Note (without payment of any Prepayment Premium and notwithstanding any No-Prepayment Period) or may be returned to the Trustor. If an Event of Default exists, the use of the Condemnation Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

                  C. Any Insurance Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent, provided there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default, shall be paid first, to Trustor to the extent of any funds of Trustor's contributed to the restoration pursuant to Section 1.5, and thereafter, any remaining Insurance Proceeds shall be held in the escrow as additional collateral security for the Note, provided there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default. The entire amount remaining in such escrow shall be paid to Beneficiary upon maturity of the Note for application to the indebtedness secured by this Deed of Trust and the balance, if any, shall be paid to Trustor. If an Event of Default exists at any time from the time of completion of restoration and the final application of any Insurance Proceeds, the use of the Insurance Proceeds shall be governed by
Article III below.

         Section 1.6 Taxes, Liens and other Items.

                  A. Trustor shall pay any and all taxes, bonds, assessments, fees, liens, charges, fines, impositions and any accrued interest or penalty thereon, and any and all other items which are attributable to or affect the Property by making payment prior to delinquency directly to the payee thereof and promptly furnish copies of paid receipts for these to Beneficiary. Trustor shall promptly discharge or bond around any lien or encumbrance on the Property whether said lien or encumbrance has or may attain priority over this Deed of Trust or not. This Deed of Trust shall be the sole encumbrance on the Property and, if with the consent of Beneficiary it is not the sole encumbrance, then it shall be prior to any and all other liens or encumbrances on the Property. Provided that the priority of this Deed of Trust is not in any way affected, Trustor may in good faith protest the payment of any tax or lien which it believes is unwarranted or excessive and may defer payment of such tax pending conclusion of such contest if legally permitted to do so and provided Beneficiary's security is not jeopardized in Beneficiary's sole opinion.

                  B. As further security for the payment of the Note and the payment of real estate taxes, regular or special assessments and insurance premiums, Trustor shall be required to deposit 1/12 of the annual amounts of such items as estimated by Beneficiary, with each monthly payment on the Note, so that Beneficiary will hold a sufficient amount to pay all such charges not less than thirty (30) days prior to the date on which such items become due and payable. Beneficiary shall be furnished evidence to allow it to estimate such amounts, including paid receipts or annual insurance premium statements, assessment notices and tax receipts. All funds so deposited shall, until applied to the payment of the aforesaid items, as hereinafter provided, be held by Beneficiary without interest (except to the extent required under applicable law) and may be commingled with other funds of Beneficiary. All funds so deposited shall be applied to the payment of the aforesaid items only upon the satisfaction of the following conditions: (1) no Event of Default or event, which with notice or the passage of time or both could become an Event of Default, shall have occurred; (2) Beneficiary shall have sufficient funds to pay the full amounts of such items (which funds may include amounts paid solely for such purpose by Trustor in addition to the escrowed funds); and (3) Trustor shall have furnished Beneficiary with prior written notification that such items are due and with the bills and invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before policies of insurance lapse, as the case may be, and shall have deposited any additional funds as Beneficiary may determine as necessary to pay such items.

                  C. Beneficiary expressly disclaims any obligation to pay the aforesaid items unless and until Trustor complies with all of the provisions set forth in subsections 1.6(A) and (B). Trustor hereby pledges any and all monies now or hereafter deposited pursuant to subsection 1.6(B) as additional security for the Note and Related Agreements. If any Event of Default shall have occurred, or if the Note shall be accelerated as herein provided, all funds so deposited may, at Beneficiary's option, be applied as determined solely by Beneficiary or to cure said Event of Default or as provided in this Section 1.6. In no event shall Trustor claim any credit against the principal and interest due hereunder for any payment or deposit for any of the aforesaid items.

         Section 1.7 Assignment of Leases, Contracts, Rents and Profits.

                  A. Trustor hereby absolutely, presently and unconditionally grants, assigns, transfers, conveys and sets over to Beneficiary all of Trustor's right, title and interest in and to the following whether arising under the Leases, by statute, at law, in equity, or in any other way:

                           1. All of the leases of the Property which are in
effect on the date hereof, if any, and entered into or in effect from time to time after the date hereof, including, without limitation, all amendments, extensions, replacements, modifications and renewals thereof and all subleases, concession agreements, any ground leases or ground subleases and all other agreements affecting the same (the "Leases") and all guaranties thereunder;

                           2. All of the rents, income, profits, revenue,
judgments, condemnation awards, Insurance Proceeds, unearned insurance premiums and any other fees or sums payable to Trustor or any other person as landlord and other benefits and rights of the Property arising from the use, occupancy, operation or management of all or any portion thereof or from all the Leases, and any proceeds, deposits or security deposits relating thereto, including, without limitation, any award to Trustor made hereafter in any court involving any of the tenants under the Leases in any bankruptcy, insolvency, or reorganization proceeding in any state or federal court, and Trustor's right to appear in any action and/or to collect any such award or payment, and all payments by any tenant in lieu of rent (collectively, "Rents and Profits") subject to the exclusions set forth in the description of the Collateral and Property hereinabove; and

                           3. All contracts, agreements, management, operating
and maintenance agreements, warranties, licenses, permits, guaranties and sales contracts relating to the Property and the Collateral entered into by, or inuring to the benefit of, Trustor (the "Contracts").

                  B. Notwithstanding the provisions of subsection 1.7(A), prior to the occurrence of any Event of Default hereunder, Beneficiary shall not exercise any of the rights or powers conferred upon Beneficiary by this Section 1.7, and, subject to subsection 1.7(F), Trustor shall have a license: to manage the Property; to collect, receive and use all Rents and Profits in accordance with the terms of the Leases; to let the Property and to take all actions which a reasonable and prudent landlord would take in enforcing the provisions of the Leases and Contracts; provided, however, that all amounts so collected shall be applied toward operating expenses, real estate taxes and insurance relating to the Property, capital repair items necessary to the operation of the Property, and the payment of sums due and owing under the Note, and this Deed of Trust prior to any other expenditure or distribution by Trustor and thereafter, so long as no Event of Default has occurred and is continuing, as Trustor elects. From and after the occurrence of an Event of Default (whether or not Beneficiary shall have exercised Beneficiary's option to declare the Note immediately due and payable), such license shall be automatically revoked without any action required by Beneficiary. Any amounts received by Trustor or its agents in the performance of any acts prohibited by the terms of this Deed of Trust, including but not limited to any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Deed of Trust and any amounts received by Trustor as rents, income, issues or profits from the Property from and after an Event of Default under this Deed of Trust, the Note, or any of the other Related Agreements, shall be held by Trustor as trustee for Beneficiary and all such amounts shall be accounted for to

Beneficiary and shall not be commingled with other funds of the Trustor. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Beneficiary as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith.

                  C. Upon the occurrence of an Event of Default, the Beneficiary shall have the right but not the obligation to perform as landlord under the Leases and as a party under the Contracts. The assignment of Rents and Profits set forth herein constitutes an irrevocable direction and authorization of all tenants under the Leases to pay all Rents and Profits to Beneficiary upon demand and without further consent or other action by Trustor. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time following the occurrence of an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents and Profits and apply the same to the indebtedness secured by this Deed of Trust.

                  D. Neither the foregoing assignment of Rents and Profits, Leases and Contracts to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under Article III shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, unless Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of the Property by such receiver, be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property.

                  E. In the event Beneficiary collects and receives any Rents and Profits under this Section 1.7 pursuant to any Monetary or Performance Default as defined in Section 2.1 hereof, such collection or receipt shall in no way constitute a curing of the Monetary or Performance Default.

                  F. Trustor shall not, without the prior written consent of Beneficiary which consent shall not be unreasonably withheld or delayed, enter into, or consent to or permit the assignment or subletting of, any leases.

                  G. Trustor shall promptly give notice to Beneficiary of any default under any of the Leases meeting the criteria of a lease for which Beneficiary's consent would have been required pursuant to Section 1.7(F) regardless of whether such leases were executed before or after the date of this Deed of Trust, together with a complete copy of any notices delivered to or by the tenant as a result of such default. Beneficiary shall have the right, but not the obligation, to cure any default of Trustor under any of the Leases and all amounts actually disbursed in connection with said cure shall be deemed to be indebtedness secured hereby.

                  H. Beneficiary shall have the right to approve any lease forms used by Trustor for lease of space in the Property.

                  I. Trustor hereby represents, warrants and agrees that:

                           1. Trustor has the right, power and capacity to make
this assignment and that no person, firm or corporation or other entity other than Trustor has or will have any right, title or interest in or to the Leases or the Rents and Profits.

                           2. Trustor shall, at its sole cost and expense,
perform and discharge all of the obligations and undertakings of the landlord under the Leases. Trustor shall enforce the performance of each material obligation of the tenants under the Leases and will appear in and prosecute or defend any action connected with the Leases or the obligations of the tenants thereunder.

                  J. BENEFICIARY SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE, NOR DOES IT HEREBY UNDERTAKE TO PERFORM OR DISCHARGE, ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES OR UNDER OR BY REASON OF THIS ASSIGNMENT. TRUSTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY BENEFICIARY FOR AND TO DEFEND AND HOLD BENEFICIARY HARMLESS FROM ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH BENEFICIARY MAY OR MIGHT INCUR UNDER THE LEASES OR UNDER OR BY REASON OF THIS ASSIGNMENT, AND FROM ANY AND ALL CLAIMS (INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CLAIMS OR CAUSES OF ACTION ARISING OUT OF OR BASED IN WHOLE OR IN PART ON THE NEGLIGENCE OR STRICT LIABILITY OF BENEFICIARY BUT EXCLUDING ANY SUCH CLAIMS OR CAUSES OF ACTION ARISING OUT OF OR BASED IN WHOLE OR IN PART ON THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY) WHATSOEVER WHICH MAY BE ASSERTED AGAINST BENEFICIARY BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON BENEFICIARY'S PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN THE LEASES. SHOULD BENEFICIARY INCUR ANY LIABILITY, LOSS OR DAMAGE UNDER THE LEASES OR UNDER OR BY REASON OF THIS ASSIGNMENT, OR IN THE DEFENSE OF ANY OF SUCH CLAIMS OR DEMANDS (BUT EXCLUDING ANY SUCH LIABILITY, LOSS OR DAMAGE ARISING OUT OF OR BASED ON THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY), THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND ATTORNEYS' FEES, SHALL BE SECURED BY THIS DEED OF TRUST; AND TRUSTOR SHALL REIMBURSE BENEFICIARY THEREFOR IMMEDIATELY UPON DEMAND, AND UPON FAILURE OF TRUSTOR TO DO SO, BENEFICIARY MAY DECLARE ALL SUMS SO SECURED TO BE IMMEDIATELY DUE AND PAYABLE.

                  K. Beneficiary may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder.

                  L. Nothing herein contained and no act done or omitted by Beneficiary pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Beneficiary of its other rights and remedies under the Note and this Deed of Trust, and this assignment is made and accepted without prejudice to any of the other rights and remedies possessed by Beneficiary under the terms thereof. The right of Beneficiary to collect said indebtedness and to enforce any other security therefor held by it may be exercised by Beneficiary either prior to, simultaneously with, or subsequent to any action taken by it hereunder. It is the intent of both Trustor and Beneficiary that this assignment be supplementary to, and not in substitution or derogation of, any other provision contained in this Deed of Trust giving Beneficiary any interest in or rights with respect to the Leases or Rents and Profits.

                  M. Neither this assignment nor pursuit of any remedy hereunder by Beneficiary shall cause or constitute a merger of the interests of the tenant and the Trustor under any of the Leases such that any of the Leases hereby assigned are no longer valid and binding legal obligations of the parties executing the same.

                  N. Trustor agrees, from time to time, to execute and deliver, upon demand, all assignments and any and all other writings as Beneficiary may reasonably deem necessary or desirable to carry out the purpose and intent hereof, or to enable Beneficiary to enforce any right or rights hereunder.

         Section 1.8 Acceleration Upon Sale or Encumbrance. If, without the prior written consent of Beneficiary, Trustor or any general partner, member or shareholder of Trustor or any general partner of such general partner shall (A) sell or convey the Property or any part thereof, or any interest in the Property or in Trustor or in any general partner of Trustor; (B) be divested of its title to the Property or any interest therein; (C) further encumber the Property or the ownership interests in the Trustor; (D) enter into any lease giving the tenant any option to purchase the Property or any part thereof; or (E) encumber, grant a security interest in, transfer, permit the transfer of, or change or permit the change in: (1) the ownership of interests in the Trustor or any general partner in Trustor or any general partner of such general partner, or
(2) the amount of the general partnership or membership interests in Trustor or the general partner of the Trustor or any general partner of such general partner or the beneficiary thereof, without the prior written consent of Beneficiary, then Beneficiary shall have the right, at its option, to declare the indebtedness secured by this Deed of Trust, irrespective of the maturity date specified in the Note, immediately due and payable. Except as expressly consented to in writing by Beneficiary, Trustor shall not permit any additional encumbrances on the Property.

         Section 1.9 Preservation and Maintenance of Property. Trustor shall hire competent and responsive property managers who shall be reasonably acceptable to Beneficiary. Trustor or its property manager, if applicable shall keep the Property and every part thereof in good condition and repair, in accordance with sound property management practices and shall promptly and faithfully comply with and obey all laws, ordinances, rules, regulations, requirements and orders of every duly constituted governmental authority or agent having jurisdiction with respect to the Property. Trustor shall not permit or commit any waste, impairment, or deterioration of the Property, nor commit, suffer or permit any act upon or use of the Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted, or in violation of any covenants, conditions or restrictions affecting the Property or bring or keep any article in the Property or cause or permit any condition to exist thereon which would be prohibited by or invalidate the insurance coverage required to be maintained hereunder. Trustor shall not make any material structural changes or alterations to the Property nor remove or demolish the Improvements or any portion thereof without the prior written consent of Beneficiary. Trustor shall promptly restore any portion of the Property which may be damaged or destroyed. Trustor shall promptly bond or discharge any mechanics' liens against the Property.

                  Unless required by applicable law or unless Beneficiary has otherwise first agreed in writing, Trustor shall not make or allow any changes which will adversely affect the value of the Property to be made in the nature of the occupancy or use of the Property or any part thereof for which the Property or such part was intended at the time this Deed of Trust was delivered. Trustor shall not initiate or acquiesce in any change which will adversely affect the value of the Property in any zoning or other land use classification now or hereafter in effect and affecting the Property or any part thereof without in each case obtaining Beneficiary's prior written consent thereto.

         Section 1.10 Offset Certificates. Trustor, within five (5) days upon request in person or within ten (10) days upon request by mail, shall furnish a written statement duly acknowledged and notarized, of all amounts due on any indebtedness secured hereby or secured by any of the Related Agreements, whether for principal or interest on the Note or otherwise, and stating whether any offsets or defenses exist against the indebtedness secured hereby and covering such other matters with respect to any such indebtedness as Beneficiary may reasonably require.

         Section 1.11 Trustee's Costs and Expenses. Trustor shall pay all actual costs, fees and expenses of Trustee, its agents and counsel, in connection with the performance of its duties hereunder.

         Section 1.12 Protection of Security; Costs and Expenses. Trustor and its property manager, if applicable, shall appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or any additional or other security for the obligations secured hereby, or the rights or powers of the Beneficiary or Trustee, and shall pay all costs and expenses actually incurred, including, without limitation, cost of evidence of title and actual attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Beneficiary hereunder or under any other security for the obligations secured hereby. If Trustor fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects Beneficiary's interest in the Property or any part thereof, including, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Beneficiary may, but without obligation to do so and without notice to or demand upon Trustor, perform such covenant or agreement and compromise any encumbrance, charge or lien which in the judgment of Beneficiary appears to be prior or superior hereto. Trustor shall further pay all expenses of Beneficiary actually incurred (including reasonable and actual fees and disbursements of counsel) incident to the protection or enforcement of the rights of Beneficiary hereunder, and enforcement or collection of payment of the Note or any Future Advance whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Trustor, or otherwise. Any amounts disbursed by Beneficiary pursuant to this section or Section 1.11 shall be additional indebtedness of Trustor secured by this Deed of Trust and each of the Related Agreements as of the date of disbursement and shall bear interest at the Default Rate set forth in the Note, from demand until paid. All such amounts shall be payable by Trustor immediately upon demand. Nothing contained in this section shall be construed to require Beneficiary to incur any expense, make any appearance, or take any other action.

         Section 1.13 Trustor's Covenants Respecting Collateral.

                  A. Trustor shall execute and deliver financing and continuation statements covering the Collateral from time to time and in such form as Beneficiary may reasonably require to perfect and continue the perfection of Beneficiary's security interest with respect to such property, and Trustor shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may require.

                  B. Without the prior written consent of Beneficiary, Trustor shall not create or suffer to be created any other security interest in the Collateral, including replacements and additions thereto.

                  C. Without the prior written consent of Beneficiary or except in the ordinary course of business, Trustor shall not sell, transfer or encumber any of the Collateral, or remove any of the Collateral from the Property unless Trustor shall promptly substitute and replace the property removed with similar property of at least equivalent value on which Beneficiary shall have a continuing security interest ranking at least equal in priority to Beneficiary's security interest in the property removed.

                  D. Trustor shall (1) at any reasonable time and upon reasonable notice (unless an emergency or Event of Default exists) permit Beneficiary and its representatives to enter upon the Property to inspect the Collateral and Trustor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under procedures reasonably acceptable to Beneficiary, directly with Trustor's debtors or otherwise at Trustor's expense; (2) promptly notify Beneficiary of any attachment or other legal process levied against any of the Collateral and any information received by Trustor relative to the Collateral, Trustor's debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Beneficiary in respect thereto; (3) reimburse Beneficiary upon demand for any and all costs actually incurred, including, without limitation, reasonable and actual attorneys' and accountants' fees, and other expenses incurred in collecting any sums payable by Trustor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (4) notify Beneficiary of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including, without limitation, each office of Trustor at which records relating to the Collateral are kept; (5) provide, maintain and deliver to Beneficiary originals or certified copies of the policies of insurance and certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, form and by such companies as Beneficiary may require and with loss payable to Beneficiary, and in the event Beneficiary takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Beneficiary become the sole property of Beneficiary; and (6) do all acts reasonably necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof.

                  E. Until Beneficiary exercises its right to collect proceeds of the Collateral pursuant hereto, Trustor will collect with diligence any and all proceeds of the Collateral. If an Event of Default exists, any proceeds received by Trustor shall be held in trust for Beneficiary, and Trustor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Beneficiary and shall deliver to Beneficiary such collections at such time as Beneficiary may request in the identical form received, properly endorsed or assigned when required to enable Beneficiary to complete collection thereof.

                  F. Beneficiary shall have all of the rights and remedies granted to a secured party under the Uniform Commercial Code of the state in which the Collateral is located, as well as all other rights and remedies available at law or in equity. During the continuance of any Event of Default hereunder or under the Note, Beneficiary shall have the right to take possession of all or any part of the Collateral, to receive directly or through its agent(s) collections of proceeds of the Collateral (including notification of the persons obligated to make payments to Trustor in respect of the Collateral), to release persons liable on the Collateral and compromise disputes in connection therewith, to exercise all rights, powers and remedies which Trustor would have, but for the security agreement contained herein, to all of the Collateral and proceeds thereof, and to do all other acts and things and execute all documents in the name of Trustor or otherwise, deemed by Beneficiary as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder; and

                  G. After any Event of Default hereunder or under the Note, Trustor shall, at the request of Beneficiary, assemble and deliver the Collateral and books and records pertaining to the Property at a place designated by Beneficiary, and Beneficiary may, at reasonable times and with reasonable notice to Trustor (unless an emergency or Event of Default exists), enter onto the Property and take possession of the Collateral. It is agreed that public or private sales, for cash or on credit to a wholesaler or retailer or investor, or user of collateral of the types subject to the security agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. The proceeds of any sale of the Collateral shall be applied first to the expenses of Beneficiary actually incurred in retaking, holding, preparing for sale, or selling the Collateral or similar matters, including reasonable and actual attorneys' fees, and then, as Beneficiary shall solely determine.

         Section 1.14 Covenants Regarding Financial Statements.

                  A. Trustor shall keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice and principles applied on a consistent basis from year to year shall be made of all dealings or transactions with respect to the Property.

                  B.       1. Trustor shall deliver to Beneficiary:

                           (a) Within ninety (90) days after the last day of each fiscal year of the Trustor during the term of the Note, unaudited annual financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the operation of the Property, the financial condition of Trustor, Trustor's general partners(s), shareholder(s), member(s) and such principals of the Trustor as Beneficiary may from time to time designate, for the previous fiscal year, all certified to Beneficiary to be complete, correct and accurate by the individual, managing general partner, manager or chief financial officer of the party whom the report concerns; and

                           (b) If available, within thirty (30) days after receipt by Trustor, original annual audit reports of an independent certified public accountant prepared in accordance with generally accepted accounting principals containing an unqualified opinion, including balance sheets, income statements and cash flow statements covering the operation of the Property and the financial condition of the Trustor, Trustor's general partner(s), shareholder(s), member(s) and such principals of the Trustor as Beneficiary may from time to time designate, for the previous fiscal year;

                           2. At the request of Beneficiary from time to time
(but no more often than once in each fiscal quarter of the Trustor during the term of the Note), Trustor shall also deliver to Beneficiary Trustor's Form 10Q and 10K, unaudited financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the operation of the Property and the financial condition of the Trustor, Trustor's general partner(s), shareholder(s), member(s) and such principals of the Trustor as Beneficiary may from time to time request, for the previous fiscal quarter, a portfolio analysis report covering the operation of all properties of which Trustor or any of Trustor's general partner(s), shareholder(s), member(s) or principals designated by Beneficiary is the owner or a general partner of the owner, setting out a cash flow statement (including debt service payments) for each such property, and a current rent roll of the Property, all certified to Beneficiary to be complete, correct and accurate by the individual, managing general partner or chief financial officer of the party whom the report concerns.

                           3. All reports shall include, without limitation,
balance sheets and statements of income and of partner's equity, if applicable, setting forth in each case in comparative form the figures for the previous fiscal quarter or year, as the case may be. The interim quarterly reports shall also include a breakdown of all categories of revenues and expenses, and any supporting schedules and data requested by Beneficiary. Each set of annual or quarterly financial reports or quarterly rent rolls delivered to Beneficiary pursuant to this Section 1.14 shall also be accompanied by a certificate of the chief financial officer or the managing general partner of Trustor, stating whether any condition or event exists or has existed during the period covered by the annual or quarterly reports which then constituted or now constitutes an Event of Default under the Note or this Deed of Trust, and if any such condition or event then existed or now exists, specifying its nature and period of existence and what Trustor did or proposes to do with respect to such condition or event.

                  C. In the event such statements are not in a form reasonably acceptable to Beneficiary or Trustor fails to furnish such statements and reports, then Beneficiary shall have the immediate and absolute right to audit the respective books and records of the Property and Trustor at the expense of Trustor.

         Section 1.15 Environmental Covenants. Trustor covenants: (A) that no Hazardous Materials (as defined below) shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, in, on or under the Property; (B) that no activity shall be undertaken on the Property which would cause (1) the Property to become a hazardous waste treatment, storage or disposal facility under any Hazardous Material Law (as defined below), (2) a release or threatened release of Hazardous Material from the Property in violation of any Hazardous Material Law, or (3) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law and for which no such permit has been issued; (C) that no activity shall be undertaken or permitted to be undertaken, by the Trustor on the Property which would result in a violation under any Hazardous Material Law, (D) to obtain and deliver to Beneficiary, within a reasonable time following completion of actions required by an appropriate governmental agency, certifications of engineers or other professionals reasonably acceptable to Beneficiary, in form and substance satisfactory to Beneficiary, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Materials on or about the Property to the levels required by the appropriate governmental agencies have been taken and, to the current, actual knowledge of such professional, the Property is then in compliance with applicable Hazardous Material Laws as then in effect and applicable to such actions. For purposes of this Deed of Trust, "Hazardous Materials" means and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, any explosives, radioactive materials, chemicals known or suspected to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions, infectious wastes, any petroleum or petroleum-derived waste or product or related materials and any items defined as hazardous, special or toxic materials, substances or waste under any Hazardous Material Law, or any material which shall be removed from the Property pursuant to any administrative order or enforcement proceeding or in order to place the Property in a condition that is suitable for ordinary use. "Hazardous Material Laws" collectively means and includes any present and future local, state, federal or international law or treaty relating to public health, safety or the environment including without limitation, the Resource Conservation and Recovery Act, as amended ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C.
Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, as amended 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq., the Uranium Mill Tailings Radiation Control Act, 42 U.S.C. Section 7901 et seq., the Occupational Safety and Health Act, 29 U.S.C.
Section 655 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., the National Environmental Policy Act, 42 U.S.C.
Section 4321 et seq., the Noise Control Act, 42 U.S.C. Section 4901 et seq., and the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq., and the amendments, regulations, orders, decrees, permits, licenses or deed restrictions now or hereafter promulgated thereunder.


                                   ARTICLE 2
                                EVENTS OF DEFAULT

         Each of the following shall constitute an event of default ("Event of Default") hereunder:

         Section 2.1 Monetary and Performance Defaults.

                  A. Failure to make any payment due under the Note or any note evidencing a Future Advance, other than the final payment and Prepayment Premium, or to make any payment due under this Deed of Trust to Beneficiary or any other party, including without limitation, payment of escrow deposits, real estate taxes, insurance premiums and ground rents, if any, on or before the fifth day of the month in which such payment is due; or

                  B. Failure to make the final payment or the Prepayment Premium due under the Note or any note evidencing a Future Advance when such payment is due whether at maturity, by reason of acceleration, as part of a prepayment or otherwise (the defaults in A. and B. hereinafter "Monetary Default"); or

                  C. Breach or default in the performance of any of the covenants or agreements of Trustor contained herein or in any Related Agreement ("Performance Default"), if such Performance Default shall continue for fifteen
(15) days or more after written notice to Trustor from Beneficiary specifying the nature of the Performance Default; provided, however, that if such Performance Default is of a nature that it cannot be cured within the 15 day period, then Trustor shall not be in default if it commences good faith efforts to cure the Performance Default within the 15 day period, demonstrates continuous diligent efforts to cure the Performance Default in a manner satisfactory to Beneficiary and, within a reasonable period, not to exceed 180 days after the date of the original written notice of the Performance Default, completes the cure of such Performance Default.

         Section 2.2 Bankruptcy, Insolvency, Dissolution.

                  A. Any court of competent jurisdiction shall sign an order (1) adjudicating Trustor, or any person, partnership or corporation holding an ownership interest in Trustor or in any partnership comprising Trustor, or any guarantor (which term when used in this Deed of Trust shall mean guarantor of payment of the indebtedness) bankrupt or insolvent, (2) appointing a receiver, trustee or liquidator of the Property or of a substantial part of the property of Trustor, or any person, partnership or corporation holding an ownership interest in Trustor, or in any partnership comprising Trustor, or any guarantor, or (3) approving a petition for, or effecting an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Beneficiary or of other creditors of Trustor, or any person, partnership or corporation holding an ownership interest in Trustor, or in any partnership comprising Trustor or any guarantor; or

                  B. Trustor, any partnership or corporation holding an ownership interest in Trustor or in any partnership comprising Trustor, shall
(1) apply for or consent to the appointment of a receiver, trustee or liquidator for it or for any of its property, (2) as debtor, file a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it and any proceeding under such law, (3) admit in writing an inability to pay its debts as they mature, or (4) make a general assignment for the benefit of creditors; or

                  C. An involuntary petition in bankruptcy is filed against Trustor, or any person, partnership or corporation holding an ownership interest in Trustor or in any partnership comprising Trustor and the same is not vacated or stayed within 30 days of the filing date.

         Section 2.3 Misrepresentation. Trustor makes or furnishes a representation, warranty, statement, certificate, schedule and/or report to Beneficiary in or pursuant to this Deed of Trust or any of the Related Agreements which is false or misleading in any material respect as of the date made or furnished.

         Section 2.4 Default under Subordinate Loans. An occurrence of a default under any loan subordinate to this Deed of Trust which is not an independent default under this Deed of Trust which results in the commencement of foreclosure proceedings or the taking of any other remedial action under such subordinate loan.


                                   ARTICLE 3
                                    REMEDIES

         Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies set forth in Sections 3.1 through 3.14:

         Section 3.1 Acceleration. Notwithstanding the stated maturity date in the Note, or any note evidencing any Future Advance, Beneficiary may without notice or demand, declare the entire principal amount of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder including, but not limited to the Prepayment Premium described in the Note, to be due and payable immediately.

         Section 3.2 Entry. Irrespective of whether Beneficiary exercises the option provided in Section 3.1 above, Beneficiary in person or by agent or by court-appointed receiver (and Beneficiary shall have the right to the immediate appointment of such a receiver without regard to the adequacy of the security and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor) may, at its option, without any action on its part being required, without in any way waiving such Event of Default, with or without the appointment of a receiver, or an application therefor:

                  A. take possession of the Property and conduct tests of, manage or hire a manager to manage, lease and operate the Property or any part thereof, on such terms and for such period of time as Beneficiary may deem proper, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto as may seem proper to Beneficiary;

                  B. with or without taking possession of the Property, collect and receive all Rents and Profits, notify tenants under the Leases or any other parties in possession of the Property to pay Rents and Profits directly to Beneficiary, its agent or a court-appointed receiver and apply such Rents and Profits to the payment of:

                           1. all costs and expenses incident to taking and
retaining possession of the Property, management and operation of the Property, keeping the Property properly insured and all alterations, renovations, repairs and replacements to the Property;

                           2. all taxes, charges, claims, assessments, and any
other liens which may be prior in lien or payment to this Deed of Trust or the Note, and premiums for insurance, with interest on all such items; and

                           3. the indebtedness secured hereby together with all
costs and attorney's fees, in such order or priority as to any of such items as Beneficiary in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding;

                  C. exclude Trustor, its agents and servants, wholly from the Property;

                  D. have joint access with Trustor to the books, papers and accounts of Trustor relating to the Property, at the expense of Trustor;

                  E. commence, appear in and/or defend any action or proceedings purporting to affect the interests, rights, powers and/or duties of Beneficiary hereunder, whether brought by or against Trustor or Beneficiary; and

                  F. pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Beneficiary may affect or appear to affect the interest of Beneficiary or the rights, powers and/or duties of Beneficiary hereunder.

The receipt by Beneficiary of any Rents and Profits pursuant to this Deed of Trust after the institution of foreclosure or other proceedings under the Deed of Trust shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto. After deducting the expenses and amounts set forth above in this Section 3.2, as well as just and reasonable compensation for all Beneficiary's employees and other agents (including, without limitation, reasonable and actual attorneys' fees and management and rental commissions) engaged and employed, the moneys remaining, at the option of Beneficiary, may be applied to the indebtedness secured hereby. Whenever all amounts due on the Note and under this Deed of Trust shall have been paid and all Events of Default have been cured and any such cure has been accepted by Beneficiary, Beneficiary shall surrender possession to Trustor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur; provided, however, neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Section 3.2.

         Section 3.3 Judicial Action. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. The Property may be foreclosed in parts or as an entirety.

         Section 3.4 Non-Judicial. Upon failure to perform or to pay the amounts secured hereby, or any part thereof, when the same shall become due (after the expiration of any applicable cure or grace period), in whatever way the maturity thereof may be brought about, it shall thereupon, or at any time thereafter while any part of the amounts secured hereby remains undischarged, be the duty of the Trustee, or his successors, as hereinafter provided, at the request of Beneficiary (which request shall be presumed), to enforce this trust and to sell the Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the Trustee acting may elect, each sale to be held at the door of the county courthouse in any county in which a part of the real property to be sold is situated and to be made on the first Tuesday of some month between the hours of 10 o'clock a.m. and 4 o'clock p.m. to the highest bidder for cash at public vendue, after the Trustee (or a person or persons selected by the Trustee) and Beneficiary shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title to such purchaser or purchasers binding upon Trustor and its successors. Trustor, for itself, its successors and assigns, hereby expressly and specifically waive all rights to a marshaling of the assets of Trustor, including the Property, or to a sale in inverse order of alienation.

         Section 3.5 Posting. The Trustee (or a person or persons selected by the Trustee) shall give notice of each such proposed sale by posting written notice of the time, place, and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made for at least twenty-one (21) consecutive days preceding the date of the sale. Where properties to be sold are situated in more than one county, one notice shall be posted at the courthouse door, and a copy of such notice shall be filed with the county clerk, of each county in which a part of the real properties to be sold is situated, and such notices shall designate the county where such real properties will be sold, which may be any county in which a part of said real properties is situated. In addition to the foregoing notice or notices to be posted and filed by the Trustee (or a person or persons selected by the Trustee), Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay such indebtedness according to the records of Beneficiary. The service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. In this respect and to the full extent they may legally do so, Trustor also expressly covenants, stipulates, and agrees that: (i) the address of Trustor set out in Section 4.3 hereof shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiary, provided such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by all debtors obligated to pay such indebtedness and actually delivered to and received by Beneficiary and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiary until changed in the manner herein provided, (ii) the records of Beneficiary shall not be deemed to reflect any change in the name or identity of the debtors obligated to pay the indebtedness (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such changed signed by all debtors obligated to pay such indebtedness shall have been actually delivered to and received by Beneficiary, and (iii) no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to Trustor or any other persons and any other notice is expressly waived.

         Section 3.6 Statutes. The provisions of Section 3.5 with respect to posting, serving, filing, and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas (in this Section 3.6 such Section 51.002 being called the "Subject Statutes"). In the event the requirement for any notice, or the posting, serving, filing, or giving thereof, under the Subject Statutes shall be eliminated or the prescribed manner of posting, serving, filing, or giving same is modified by future amendment to the Subject Statutes, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing, or giving any notice hereunder modified in, this Deed of Trust in conformity with such amendment. The manner herein prescribed for posting, serving, filing, or giving any notice, other than that to be posted and filed or caused to be posted and filed by the Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed, or given in any other manner which may be permitted by applicable law. Further, in relation to this Deed of Trust and the exercise of any power of sale by the Trustee hereunder, if either the Subject Statutes shall be amended or modified to require any other notice or the posting, filing, serving, or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving, or giving thereof, the Trustee or the person selected by him is hereby authorized and empowered by Trustor to give such notice or make such posting, filing, serving, or giving thereof; provided, however, Trustor waive such other notice or the posting, filing, serving, or giving thereof to the full extent Trustor may lawfully so do.

         Section 3.7 Installment Sale. Without limiting any of the powers or remedies provided elsewhere, Trustor agrees that, in the event the amounts secured hereby are payable in installments or include, at any time, items of matured as well as unmatured indebtedness, as the case may be, Beneficiary shall have the right to have the Property sold, subject to the part of the Note which is unmatured at the time the Trustee is requested to make such sale, at Trustee's sale to satisfy the lien and security interest hereof securing the then matured portion of said indebtedness and the Trustee is expressly authorized and empowered to conduct such sale which is called in this Section
3.7 "Installment Foreclosure." Any Installment Foreclosure made under this
Section 3.7 shall not affect the liens, assignments, and security interest of this Deed of Trust existing to secure that portion of the obligations secured hereby to which the sale is to be made subject. No Installment Foreclosure shall exhaust the power of the Trustee to conduct future Installment Foreclosures nor in anywise limit the powers of sale provided elsewhere in this Deed of Trust. The provisions elsewhere in this Deed of Trust relating to manner of conducting Trustee's sales, including the posting, filing, and giving of notices thereof, shall also apply to any Installment Foreclosure and the same presumptions shall be applicable to any Trustee's deed or recital therein contained in connection with an Installment Foreclosure and to any other affidavit as hereinabove provided.

         Section 3.8 Rescission of Notice of Default. Beneficiary, from time to time before Trustee's sale, public sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the state in which the Property is located to effect such rescission. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note and/or of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.

         Section 3.9 Beneficiary's Remedies Respecting Collateral. Beneficiary may realize upon the Collateral, enforce and exercise all of the Trustor's rights, powers, privileges and remedies in respect of the Collateral, dispose of or otherwise deal with the Collateral in such order as Beneficiary may in its discretion determine, and exercise any and all other rights, powers, privileges and remedies afforded to a secured party under the laws of the state in which the Property is located as well as all other rights and remedies available at law or in equity.

         Section 3.10 Proceeds of Sales. The proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article III or otherwise, shall be applied as follows:

                  A. To the payment of the costs, fees and expenses of sale and of any judicial proceedings wherein the same may be made, including the cost of evidence of title in connection with the sale, compensation to Trustee and Beneficiary, and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the interest rate applicable under the Note, but limited to any maximum rate permitted by law to be charged by Trustee;

                  B. To the payment of any and all sums expended by Beneficiary under the terms hereof, not then repaid, with accrued interest at the Default Rate set forth in the Note, and all other sums (except advances of principal and interest thereon) required to be paid by Trustor pursuant to any provisions of this Deed of Trust, or the Note, or any note evidencing any Future Advance, or any of the Related Agreements, including, without limitation, all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust or in connection with the enforcement thereof, together with interest thereon as herein provided; and

                  C. To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note, any notes evidencing any Future Advance, and any other obligation secured hereby, with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full; and then

                  D. The remainder, if any, to the person or persons, including the Trustor, legally entitled thereto.

         Section 3.11 Condemnation and Insurance Proceeds. All Condemnation Proceeds, Insurance Proceeds and any interest earned thereon shall be paid over either by the condemning authority, insurance company or escrow agent to Beneficiary and shall be applied first toward reimbursement of the costs and expenses of Beneficiary (including reasonable attorneys' fees), if any, in connection with the recovery of such Proceeds, and then shall be applied in the sole and absolute discretion of Beneficiary and without regard to the adequacy of its security under this Deed of Trust (A) to the payment or prepayment of all or any portion of the Note including the Prepayment Premium described in the Note; (B) to the reimbursement of expenses incurred by Beneficiary in connection with the restoration of the Property; or (C) to the performance of any of the covenants contained in this Deed of Trust as Beneficiary may determine. Any prepayment of the Note or portion thereof pursuant to Beneficiary's election under this section shall be subject to the Prepayment Premium described in the Note.

         Section 3.12 Waiver of Marshalling, Rights of Redemption, Homestead, Valuation and Notice.

                  A. Trustor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness.

                  B. To the fullest extent permitted by law, Trustor, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights of redemption from any foreclosure sale, all rights of homestead, exception, monitoring reinstatements, forbearance, appraisement, valuation, stay and all rights under any other laws which may be enacted extending the time for or otherwise affecting enforcement or collection of the Note, the debt evidenced thereby, or this Deed of Trust.

                  C. Trustor, for itself and for all persons hereafter claiming through or under it, hereby expressly waives, any notice of default, except as specifically provided for herein, notice of intent to accelerate, notice of acceleration and all other notices now or hereafter required by law.

         Section 3.13 Remedies Cumulative. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein. Every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised separately, successively or concurrently from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Beneficiary at any time as additional security or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Trustor to Beneficiary hereunder or under the Note, any Future Advance, or under any of the Related Agreements, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

         Section 3.14 Recourse. Trustor shall be fully liable under this Deed of Trust. However, except as otherwise set forth in this section, the liability of the general partners or shareholder of Trustor, if any, under the Note, this Deed of Trust and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the Rents and Profits and all other income arising therefrom, the other assets of Trustor arising out of the Property which are given as collateral for the Note, and any other collateral given in writing to Beneficiary as security for repayment of the Note (all of the foregoing collectively referred to as the "Loan Collateral"); provided, however, that nothing contained in this section shall (A) preclude Beneficiary from foreclosing the lien of this Deed of Trust or from enforcing any of its rights or remedies in law or in equity against Trustor, (B) constitute a waiver of any obligation evidenced by the Note or secured by this Deed of Trust or any Related Agreements, (C) limit the right of Beneficiary or Trustee to name Trustor as a party defendant in any action brought under this Deed of Trust, the Note or any Related Agreements, (D) prohibit Beneficiary or Trustee from pursuing all of its rights and remedies against Trustor, any guarantor or surety, whether or not such guarantor or surety is a partner of Trustor or a Maker under the Note, (E) limit the personal liability of Trustor or any shareholder of Trustor, or any general partner of Trustor, to Beneficiary or Trustee, for misappropriation or misapplication of funds, fraud, waste, willful misrepresentation or willful damage to the Property, or (F) preclude Beneficiary from recovering from Trustor and the Indemnitors under that certain Environmental Indemnity Agreement of even date herewith.

                                   ARTICLE 4
                                  MISCELLANEOUS

         Section 4.1 Severability. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent that it is invalid, illegal or unenforceable.

         Section 4.2 Certain Charges and Brokerage Fees.

                  A. Trustor agrees to pay Beneficiary for each written statement requested of Beneficiary as to the obligations secured hereby, furnished at Trustor's request. Trustor further agrees to pay the charges of Beneficiary for any other service rendered Trustor, or on its behalf, connected with this Deed of Trust or the indebtedness secured hereby, including, without limitation, the delivery to an escrow holder of a request for full or partial release or reconveyance of this Deed of Trust, transmittal to an escrow holder of moneys secured hereby, changing its records pertaining to this Deed of Trust and indebtedness secured hereby to show a new owner of the Property, and replacing an existing policy of insurance held hereunder with another such policy.

                  B. Trustor agrees to indemnify and hold Beneficiary harmless from any responsibility and/or liability for the payment of any commission charge or brokerage fees to anyone which may be payable in connection with the funding of the loan evidenced by the Note and this Deed of Trust or refinancing of any prior indebtedness, if applicable, based upon any action taken by Trustor. It is understood that any such commission charge or brokerage fees shall be paid directly by Trustor to the entitled parties.

         Section 4.3 Notices.

                  A. All notices expressly provided hereunder to be given by Beneficiary to Trustor and all notices, demands and other communications of any kind or nature whatever which Trustor may be required or may desire to give to or serve on Beneficiary shall be in writing and shall be (1) hand-delivered by a third-party courier service, effective upon receipt, (2) sent by United States Express Mail or by private third-party overnight courier, effective upon receipt, or (3) served by certified mail, to the appropriate address set forth below, or at such other place as the Trustor, Beneficiary or Trustee, as the case may be, may from time to time designate in writing by ten (10) days prior written notice thereof. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. Any notice required to be given by Beneficiary shall be equally effective if given by Beneficiary's agent, if any.

                  B. Trustor hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Trustor as follows:

                         Royal BodyCare, Inc.
                         2301 Crown Court
                         Irving, TX 75038

         With a copy to:

                         Winstead Sechrist & Minick P.C.
                         5400 Renaissance Tower
                         1201 Elm Street
                         Dallas, TX  75270-2199
                         Attn:  Ken Kopf, Esq.

           All notices and other communications to Beneficiary shall be addressed as follows:

                         Allstate Life Insurance Company
                         3075 Sanders Road, Suite G5C
                         Northbrook, IL 60062
                         Attention:  Commercial Mortgage Loan Servicing Division

                         With a copy to:

                         Allstate Insurance Company

                         3075 Sanders Road, Suite G5A
                         Northbrook, IL 60062
                         Attention:  Investment Law Division

           All notices to Trustee shall be addressed as follows:

                         Robin R. Green, Esq.
                         c/o Akin, Gump, Strauss, Hauer & Feld, L.L.P. 1700 Pacific Avenue, Suite 4100
                         Dallas, TX 75201-4675

         Section 4.4 Trustor Not Released; Certain Trustee Acts.

                  A. Extension of the time for payment or modification of the terms of payment of any sums secured by this Deed of Trust granted by Beneficiary to any successor in interest of Trustor shall not operate to release, in any manner, the liability of Trustor. Beneficiary shall not be required to: commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Deed of Trust, by reason of any demand made by Trustor. Without affecting the liability of any person, including Trustor, for the payment of any indebtedness secured hereby, or the legal operation and effect of this Deed of Trust on the remainder of the Property for the full amount of any such indebtedness and liability unpaid, Beneficiary and Trustee are respectively empowered as follows: Beneficiary may from time to time and without notice (1) release any person liable for the payment of any of the indebtedness; (2) extend the time or otherwise alter the terms of payment of any of the indebtedness; (3) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or (4) alter, substitute or release any property securing the indebtedness.

                  B. Beneficiary may, at any time, and from time to time, (1) consent to the making of any map or plan of the Property or any part thereof;
(2) join in granting any easement or creating any restriction thereon; (3) join in any subordination or other agreement affecting this Deed of Trust or the legal operation and effect or charge hereof; or (4) release or reconvey, without any warranty, all or part of the Property from the lien of this Deed of Trust.

         Section 4.5 Inspection. Upon reasonable prior notice and subject to the inspection rights of tenants under the Leases, Beneficiary may at any reasonable time make or cause to be made entry upon and make inspections, reappraisals, surveys, construction and environmental testing of the Property or any part thereof in person or by agent, all at Beneficiary's sole cost and expense.

         Section 4.6 Release or Cancellation. Upon the payment in full of all sums secured by this Deed of Trust, this Deed of Trust shall become null and void. Upon payment of its fees and any other sums owing to it under this Deed of Trust, Beneficiary shall release this Deed of Trust. The duly recorded release of the Property shall constitute a reassignment of the Leases by the Beneficiary to the Trustor. Trustor shall pay all reasonable fees of Beneficiary and costs of recordation, if any, in connection with such release or cancellation. The recitals in such release of any matters or facts shall be conclusive proof of the truthfulness thereof.

         Section 4.7 Statute of Limitations. Trustor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust.

         Section 4.8 Interpretation. Wherever used in this Deed of Trust, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Trustor" shall mean and include both Trustor and any subsequent owner or owners of the Property, and the word "Beneficiary" shall mean and include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the Note or other obligations secured hereby. In this Deed of Trust whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural. In this Deed of Trust, the use of the word "including" shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto.

         Section 4.9 Captions. The captions and headings of the Articles and sections of this Deed of Trust are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

         Section 4.10 Consent. The granting or withholding of consent by Beneficiary to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Trustor covenants and agrees to reimburse Beneficiary promptly on demand for all legal and other expenses incurred by Beneficiary or its servicing agent in connection with all requests by Trustor for consent or approval under this Deed of Trust.

         Section 4.11 Delegation to Subagents. Wherever a power of attorney is conferred upon Beneficiary hereunder, it is understood and agreed that such power is conferred with full power of substitution, and Beneficiary may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more subagents.

         Section 4.12 Successors and Assigns. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Trustor (but this shall not permit any assignment prohibited hereby) and the successors in trust of Trustee and the endorsees, transferees, successors and assigns of Beneficiary. In the event Trustor is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein as well as the obligations arising therefrom are and shall be joint and several as to each such party.

         SECTION 4.13 GOVERNING LAW. THIS DEED OF TRUST IS INTENDED TO BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. TO THE EXTENT PERMITTED BY LAW, TRUSTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY.

         Section 4.14 Substitution of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Beneficiary, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full or until the Property is sold hereunder. In the event the indebtedness hereby secured is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Beneficiary or by the holder or holders of not less than a majority of the indebtedness hereby secured shall be full evidence of the right and authority to make the same and of all facts therein recited, as to such appointment. If Beneficiary is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but nevertheless, upon the written request of Beneficiary or of the successor or substitute Trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Trustor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. TRUSTOR WILL REIMBURSE TRUSTEE FOR, AND INDEMNIFY AND SAVE HIM HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HIM IN THE PERFORMANCE OF HIS DUTIES HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY LIABILITY AND EXPENSES BASED UPON OR ARISING OUT OF THE NEGLIGENCE OR STRICT LIABILITY OF TRUSTEE BUT EXCLUDING ANY LIABILITY BASED UPON OR ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TRUSTEE.

         Section 4.15 Changes in Taxation. If, after the date of this Deed of Trust, any law is passed by the state in which the Property is located or by any other governing entity, imposing upon Beneficiary any tax against the Property, or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust so that an additional or substitute tax is imposed on Beneficiary or the holder of the Note, Trustor shall reimburse Beneficiary for the amount of such taxes immediately upon receipt of written notice from Beneficiary. Provided, however, that such requirement of payment shall be ineffective if Trustor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Beneficiary and if Trustor in fact pays such tax prior to the date upon which payment is required by such notice.

         Section 4.16 Maximum Interest Rate. No provision of this Deed of Trust or of the Note or of any note evidencing a Future Advance shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate permitted by applicable law. In the event such interest does exceed the maximum legal rate, it shall be canceled automatically to the extent that such interest exceeds the maximum legal rate and if theretofore paid, credited on the principal amount of the Note or, if the Note has been prepaid, then such excess shall be rebated to Trustor. All amounts paid or agreed to be paid which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of the Note. The term "applicable law" as used in this paragraph shall mean the law in effect from time to time which lawfully permits the charging and collection of the highest permissible, lawful, nonusurious rate of interest on the transactions herein contemplated, including laws of the State of Texas and the United States of America; and the term "maximum legal rate" as used in this paragraph shall mean, with respect to each portion of the indebtedness secured hereby, the maximum, lawful, nonusurious rate of interest (if any) which under applicable law Beneficiary is permitted to charge from time to time with respect to such portion of the indebtedness secured.

         Section 4.17 Time of Essence. Time is of the essence of the obligations of Trustor in this Deed of Trust and each and every term, covenant and condition made herein by or applicable to Trustor.

         Section 4.18 Reproduction of Documents. This Deed of Trust and all documents relating thereto, specifically excluding the Note but including, without limitation, consents, waivers and modifications which may hereafter be executed, financial and operating statements, certificates and other information previously or hereafter furnished to Beneficiary, may be reproduced by Beneficiary by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Trustor agrees and stipulates that any such reproduction is an original and shall be admissible in evidence as the Master in any judicial or administrative proceeding (whether or not the Master is in existence and whether or not such reproduction was made or preserved by Beneficiary in the regular course of business) and any enlargement, facsimile or further reproduction of such a reproduction shall be no less admissible.

         Section 4.19 No Oral Modifications. This Deed of Trust may not be amended or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any amendment or modification is sought.

         Section 4.20 Trustee Provisions. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged is made a public record as provided by law. The Trust created hereby is irrevocable by Trustor. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon. Trustee shall be under no obligation to notify any party hereof of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust. The necessity of Trustee's making oath, filing inventory or giving bond as security for the execution of this Deed of Trust, as may now be or hereafter required by the laws of the state in which the Property is located, is hereby expressly waived.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust as of the day and year first hereinabove written.


                                      TRUSTOR:

                                      ROYAL BODYCARE, INC.,
                                      a Nevada corporation


                                      By: /s/ Clinton H. Howard
                                      Name:    Clinton H. Howard
                                      Title:   President, CEO




THE STATE OF TEXAS                 >
                                   >
COUNTY OF _______________          >


           Before me the undersigned, a Notary Public in and for said County in said State, personally appeared Clinton H. Howard, President and CEO of Royal Bodycare, Inc., a Nevada corporation, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, as the act and deed of said corporation.

           Given under my hand and official notarial seal this the ______ day of March, 2001.



                                   --------------------------------------------
                                   Notary Public
(AFFIX NOTARIAL SEAL)              My Commission Expires:
                                                         ----------------------

                                    EXHIBIT A

                             (Property Description)

                                    EXHIBIT B

                                (Fixture Filing)


         Pursuant to the security agreement contained in this Deed of Trust ("Security Agreement") and the appropriate Uniform Commercial Code ("UCC") sections in the State in which the Fixtures are located, as amended and recodified from time to time, this Deed of Trust shall constitute a Fixture Filing.

         1. Description of Fixtures. "Fixtures" shall include all articles of personal property now or hereafter attached to, placed upon for an indefinite term or used in connection with said real property, appurtenances and improvements together with all goods and other property which are or at any time become so related to the Property that an interest in them arises under real estate law.

         2. Description of Collateral. The Collateral, as defined in the Security Agreement, includes, without limitation, the following items and types of Collateral as well as certain other items and types of Collateral:

         Subject to the exclusion set forth in the description of the Collateral and Property set forth hereinabove. All equipment, fixtures, goods, inventory and all present and future accessions and products thereof and thereto as defined in the UCC, now or at any time acquired, used, or to be used for or in connection with the construction, use or enjoyment of the Property by Trustor, whether in the possession of Trustor, warehousemen, bailees or any other person and whether located at the Property or elsewhere, including without limitation:

         A. all building, maintenance or service equipment; building, maintenance or raw materials or supplies; component parts or work in process; appliances; furnishings; machinery; and tools; and

         B. all goods and property covered by any warehouse receipts, bills of lading and other documents evidencing any goods or other tangible personal property of any kind (including any Collateral) in which Trustor now or at any time hereafter has any interest in connection with any or all of the Property or Collateral; and

         C. any and all products of any accessions to any such Collateral which may exist at any time.

Part of the above described goods are or are to become Fixtures on the Property. As used in this Exhibit to qualify the scope of Beneficiary's security interest in any of the Collateral, the phrase "in connection with any or all of the Property or Collateral" shall be used in its broadest and most comprehensive sense and shall include without limitation property used or acquired (or to be used or acquired) in connection with the improvement, development, construction, repair or remodeling of any or all of the Property, property arising from or in connection with the operation, use, maintenance, occupancy, sale, lease or disposition of any or all of the Property or Collateral, property used or acquired (or to be used or acquired) in connection with Trustor's performance of any of its obligations to Beneficiary, and property acquired with any loan proceeds. If any property is used (or to be used) for multiple or different purposes, and one such purpose relates to any aspect of the Property or collateral, such property shall constitute Collateral hereunder, unless Beneficiary shall release such property from this Fixture Filing and Beneficiary's security interest in a duly executed written instrument.

         3. Relation of Fixture filing to Deed of Trust. Some or all of the Collateral described in Section 2 above may be or become Fixtures in which Beneficiary has a security interest under the Security Agreement. However, nothing herein shall be deemed to create any lien or interest in favor of the Trustee under this Deed of Trust in any such Collateral which is not a fixture, and the purpose of this Exhibit B is to create a fixture filing under the appropriate Uniform Commercial Code sections in the State in which the Fixtures are located, as amended or recodified from time to time. The rights, remedies and interests of Beneficiary under this Deed of Trust are independent and cumulative, and there shall be no merger of any lien hereunder with any security interest created by the Security Agreement. Beneficiary may elect to exercise or enforce any of its rights, remedies, or interests under this Deed of Trust as Beneficiary may from time to time deem appropriate.

         4. Name and Address of Beneficiary:

                  Allstate Life Insurance Company
                  3075 Sanders Road, Suite G5C
                  Northbrook, IL 60062
                  Attention: Commercial Mortgage Loan Servicing Division

         5. Other Fixture Financing and Removal of Fixtures. (A) Beneficiary has not consented to any other security interest of any other person in any Fixtures and has not disclaimed any interest in any Fixtures; and (B) Beneficiary has not agreed or consented to the removal of any Fixtures from the Property, and any such consent by Trustor shall not be binding on Beneficiary. Beneficiary reserves the right to prohibit the removal of any Fixtures by any person with the legal right to remove any Fixtures from the Property unless and until such person makes arrangements with (and satisfactory to) Beneficiary for the payment to Beneficiary of all costs of repairing any physical injury to the Property which may be caused by the removal of such Fixtures. Any such payment shall be made directly to Beneficiary at its request, and Beneficiary may hold such payment as additional collateral under this Deed of Trust. Failure by Trustor to cause the delivery to Beneficiary of any such payment shall constitute both: (1) waste under (and breach of) this Deed of Trust; and (2) conversion of Collateral under (and a breach of) the Security Agreement.

                                   EXHIBIT C

1.       The following restrictive covenants of record itemized below:

         Recorded in Volume 73166, Page 1001, Volume 77154, Page 1096, Volume 79122, Page 749, Volume 82071, Page 3244, Volume 84213, Page 2741, and
         Volume 75073, Page 494, refiled in Volume 75105, Page 856, all of which are filed of record in the Real Property Records, Dallas County, Texas.

2.       Any shortages in area.

3. The following matters and terms of the documents creating or offering evidence of the matters:

         (a) A utility easement, 15 feet in width, located along the south, east and west property line, as reflected by the plat recorded in Volume 77097, Page 406, Map Records, Dallas County, Texas, as shown on survey dated 2/7/2001, by James L. Brittain, RPLS #1674, of Brittain & Crawford, Job/Project 98-07-00181.

         (b) Subject to the Order Adopting Airport Zoning Regulations of the Dallas-Fort Worth Regional Airport, Ordinance No. 71-100, imposed by the Joint Airport Zoning Board of the Dallas-Fort Worth Regional Airport, filed September 2, 1982, recorded in Volume 82173, Page 0178, Real Property Records, Dallas County, Texas.

         (c) Terms and conditions of Avigation Release, as reflected by the plat recorded in Volume 77097, Page 406, Map Records, Dallas County, Texas.

         (d) Building set back line, 30 feet from the east property line and a portion of the south property line, as shown by plat recorded in Volume 77097, Page 406, Map Records of Dallas County, Texas, as shown on survey dated 2/7/2001, by James L. Brittain, RPLS #1674, of Brittain & Crawford, Job/Project 98-07-00181.

                                   SCHEDULE 1

1.       Machinery:

         (a)      KMC SPFS Platon Filler

         (b)      Kinex SWTE-16 Cap Tightener

         (c)      Autolabe 620 Labeler

         (d)      Charlotte ND-7 Colloid Mill

         (e)      Permason Jovc 475 Gal Jacketed Tank

         (f)      550 Gal Tank w/Agitator

         (g)      Lee 30 Gal Kettle

         (h)      Drum Cradle

         (i)      Drum Truck

         (j)      Pressure Washer 2000 PSI

         (k)      Bench Scale D-5

         (l)      Platform Scale E854F-50P

         (m)      Electroflo PS34 Filling Machine

         (n)      Pump Centrifugal

         (o)      Bottle Indexer

         (p)      Conveyors 2 ea

         (q)      Variable Speed Drives 2 ea

         (r)      Supply Tank Modified

         (s)      Heat Shrink Tunnel

         (t)      Tank 1025 Gal 2 ea

         (u)      Tank 305 Gal

         (v)      Crane 1 Ton

         (w)      Fiber Drum Lifter

         (x)      Drum Cradle

         (y)      Pump, Magnetic Drive

         (z)      Pump, Magnetic Drive

         (aa)     Rack

         (bb)     Stepladder, Fiberglass

         (cc)     N-Sink-Erator

         (dd)     Pallet Truck Standard

         (ee)     Hot Water Heater 50 Gal

         (ff)     Hot Water Heater 100 Gal

         (gg)     Wet/Dry Vacuum

         (hh)     Air Compressor

         (ii)     Ink Jet Printer

         (jj)     Mixer, Neptune D-4

         (kk)     Refrigerated Trailer

         (ll)     10 Filling Trays (Required for Lip Balm)

         (mm)     Motorized Collection Table

         (nn)     Air Driven Mixer

         (oo)     Spare Parts

         (pp)     Dayton Pumps, -1/4 HP 2 ea

         (qq)     Aro Diaphram Variable Speed Air Pump

         (rr)     Ohaus Portable Check Weight Scale, 500g

2. Hardware and related software and accessories, including but not limited to all replacements, parts, repairs, additions and attachments incorporated therein or affixed thereto, now or hereafter acquired.

3.       One (1) Compaq Proliant 4500 P5/133 P/N: 213420-004, S/N: 6547HRW40415
Mod 2, P5/133 CPU W/2MB Cache, 2nd P5/133 CPU, 64 MB RAM, Integrated; Fast wide SCSI Adapter, SVGA, 4X CD ROM Dr., 1.44 MB FD, 2 ser, 1 par, 101 Enhanced keyboard, mouse.

4.       Four (4) Compaq 2.1 GB Pluggable hard drive P/N: 146742-007, SN:
K3965391, T3353478, K3450953, T3365166.

5. One (1) OCE" 2475s/16682 together with all spare parts, accessories, attachments, replacements, substitutions, and additions thereto now or hereafter acquired and the proceeds thereof (including insurance proceeds).

6.       Fourteen (14) refurbed Herman Miller 6x6 panels.

7.       Eleven (11) 5 drawer lateral files

8.       Fifty-seven (57) Recovered Herman Miller Equa task chairs

9.       Three (3) Recovered Herman Miller Equa side chairs

10.      One (1) Provide category 3 voice/modem cables

11.      One (1) Provide category 5 RJ45 patch cables

12.      One (1) Provide RJ11 patch cables

13.      One (1) Provide trunk cable

14.      One (1) Wooden coffee bar

15.      One (1) Wooden display cases

16.      One (1) Wooden reception

17.      One (1) Wooden cashier's desk

18.      One (1) BTA S-2000.

19. Axxess Telephone System, including all substitutions, modifications, replacements and proceeds thereof.

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20.      12K InkJet Printer AM1 Folder Inserter 8000 Tabber Equipment.

21. One (1) project-royal bulk system 175 unarco uprights 330 pr unarco beams 1 lot 12" row ties & wall ties 1 versa conveyor (25'-0) 2 LSA Conveyors (93'-0) & (58"-0) 1 LSD Conveyors (spurline Lineshaft) 5 Versa Gravity Conveyors 1 84" High Spaceguard Wire (Partitioning).

22. Category 5 data cable Three (3) 5-drawer later file Fifteen (15) Herman Miller chairs.

23. One (1) used refurbished Kohler generator S/N 4358471 - Used refurbished UPS system 75 KVA EPE S/N 573779-021 - New diesel fuel tank system - One (1) Cogan Wire Partitioning 7' High Color Light Grey - Two (2) 4"x4"x1/4" structural angel 10' long - One (1) 4"x4"x1/4" structural angel 8' long.

24. All computer equipment and peripherals, wherever located heretofore or hereafter, including, without limitation, all substitutions, additions accessions and replacements thereto, and thereof, now or hereafter installed in, affixed to, or used in, conjunction with the aforesaid equipment and proceeds thereof, together with all rental or installment payments, insurance proceeds, other proceeds and payments due and to become due and arising from or relating to said equipment.

25. Various Epicor Software & Professional Services as detailed in vendor invoices held at Leastec Systems Credit, together with any and all substitutions, replacements or exchanges therefor, replacement parts, additions, attachments and accessories incorporated therein or affixed thereto, or used in connection therewith, and proceeds thereof (both cash and non-cash), including insurance proceeds and also including, without limitation, claims of the Debtor against third parties for loss or damage to, or destruction of, such equipment.

26. Globenet Software-License to World 2000 Source Code, including interim use of Enterprise 4.0.

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